Exhibit 10.1

CONSULTING SERVICES AGREEMENT

咨询服务协议

This Consulting Services Agreement (hereinafter referred to as this “ Agreement”) is made and entered on January 1st, 2020 by and between:

本《咨询服务协议》（本”协议”）由以下双方于2020年1月1日签署:

Party A甲方:	Hangzhou Zhuoya Cultural Planning Co., Ltd.
杭州卓雅文化策划有限公司
Address 地址：	浙江省杭州市富阳区富春街道永兴路326号912室
Party B 乙方：	GJ Culture Group US, Inc.
Address 地址：	4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506

(In this Agreement, each a “Party”, collectively the “Parties”.)

（甲方和乙方单独称”一方”；合称”双方”）

WHEREAS, Party A is a limited company duly incorporated in Hangzhou, China and engages in organizing culture art exchange activities, exhibitions, and corporate image planning service. Party B is a Nevada-Registered corporation operating in the State of California. Both parties shall cooperate with each other on the principle of mutual benefit and mutual trust in order to achieve positive economic profit and social influence, and therefore, enhance each other’s social influence. Party A intends to explore the market of activities related to classical Chinese culture, Party B provides party A for consulting services with its excellent education information of classical Chinese study and culture as well as advanced concept.

鉴于，甲方是依法成立于杭州从事组织文化艺术交流活动、会展、企业形象策划服务的有限公司。乙方是一家在美国内华达州注册，加利福尼亚州运营的公司。甲乙双方以互惠、互信、互利为原则，发挥各自的资源优势进行合作，以取得良好的经济和社会效益，提升各自的社会影响力。甲方有意开拓中国传统文化相关活动的市场，乙方以其所具备的优质的中国传统文化教育资讯和先进的理念，为甲方提供咨询服务。

Upon friendly discussions, the Parties hereby agree as follows:

双方通过友好协商达成协议如下：

1.	GENERAL RULE 一般规定

1.1	Party A and Party B will work together at equal status and carry out the agreement according to a good will.

甲方和乙方平等合作并善意履行本协议。

1.2	Party A and Party B will honor with relevant law(s) and regulation(s) in the performance of conducting the agreement.

甲方和乙方在履行本协议过程中将遵守相关法律法规。

1.3	Party B shall provide cultural and educational consulting services for Party A.

乙方为甲方提供文化教育咨询服务 。

1/9	Initials ______ / _______

2.	OBLIGATIONS OF PARTY A 甲方的义务

2.1	Party A shall be a legal entity who is duly incorporated in accordance with the laws and is legally existing.

甲方是根据相关法律依法成立并有效存续的法人。

2.2	Party A, as an independent legal entity, has the authority to execute this Agreement and is competent regarding the performance of the obligations and duties under this Agreement.

甲方作为独立的法人，有权签署本协议并有能力履行本协议项下的义务和责任。

2.3	Party A shall be responsible for paying the services fees in full and in time to Party B in the way as Party B specified in accordance with the provisions of this agreement.

甲方负责依据本协议中乙方指定的方式，及时、足额地支付乙方的服务费用。

3.	SERVICES OF PARTY B 乙方的服务

3.1	Party B shall maintain its good standing and presence and actively operate and develop its business during the term of this Agreement.

乙方应在本协议有效期间良好存续并积极发展其业务。

3.2	Party B hereby agrees to provide Party A with the following services (the “Services”):

乙方同意向甲方提供以下服务（”服务”）：

(1) Research and analysis services related to the classical Chinese study and culture for the business activities proposed by Party A, including but not limited to providing data and information related to market size, customer preferences, development trend of classical Chinese study and culture, etc; 为甲方拟开展的活动提供与中国传统文化相关方面的调研分析服务，包括但不限于提供有关市场规模、客户偏好和中国传统文化发展趋势等方面的数据信息；

(2) Online (include but not limited to telephone, email) consulting and planning services for the development of Party A’s business related to classical Chinese study and culture, including but not limited to providing solutions to problems encountered in Party A’s business involving classical Chinese culture (especially for organizing and planning traditional Chinese cultural activities) , and giving reasonable suggestions on the specific business development planning of Party A’s business; 为甲方涉及中国传统文化相关方面业务的发展，提供线上（包括但不限于电话、电子邮件等方式）咨询策划服务，包括但不限于为甲方解答其业务涉及中国传统文化部分遇到的问题(特别是针对中国传统文化活动的组织策划方面)，以及对于甲方的具体业务开展的规划给予合理建议。

4.	FEES AND PAYMENT METHODS 费用及支付方式

4.1	Except as otherwise provided in this Agreement, all monetary amounts referred to in this Agreement are in US Dollars (USD).

除非另有约定，本协议中的货币金额均指美元。

2/9	Initials ______ / _______

4.2	The fees regarding the Services in section 3.2 shall be paid by Party A to Party B include. A fixed fee of $15,000 USD is normally charged for one round of service to Party A, which includes research and analysis services no more than two times, and online consulting and planning services no more than six times (each time within two hours).

甲方需向乙方支付提供3.2条所列服务的相关费用。除非另有协议约定，服务费用为15,000美元，包含不超过两次的调研分析服务，以及不超过六次的线上咨询策划服务（每次不超过两小时）。

4.3	The fees of $15,000 will be billed upon completion of our Services and shall be paid within fourteen (14) working days upon delivery of our INVOICE.

本协议项下服务履行完毕后费用的帐单将被开出，15,000美元应在我们的发票交付后的十四个工作日内被支付。

4.4	Miscellaneous Fees, including all other charges and fees that are not mentioned in this Agreement but may occur during the execution of this Agreement shall be taken care of by each Party respectively.

本协议中未提及但在协议履行过程中可能产生的所有杂项费用，由甲乙双方各自分别负担。

4.5	All of the Service Fees shall be paid in USD by wire transfer unless in the event that special arrangements are made to settle the invoices of Party B in foreign currencies. Please remit payment via Wire Transfer to:

所有费用应全部用美元通过电汇方式支付，除非作出特别安排用其他外币支付乙方的账单。请将所有款项汇到以下账号：

Account Name 账户名	GJ Culture Group US, Inc
Account Number 账号	3251 2316 6218
SWIFT Code 银行国际代码	BOFAUS3N
Bank Name 银行名称	Bank of America
Bank Address 银行地址	4195 Blackhawk Plaza Circle Danville, CA 94506
Recipient Mailing Address	4125 Blackhawk Plaza Circle, Suite 166 Danville, CA 94506
收款人邮寄地址	Attention: Jonathan Scott Ginsberg

3/9	Initials ______ / _______

4.6	Any additional services that may be requested by Party A, and Party B agrees to provide, will be the subject of separate agreements.

任何甲方提出的额外服务，如乙方同意提供，将视作新的合约。

5.	INTELLECTUAL PROPERTY 知识产权

5.1	Party A has independent ownership and right to use of every patent, trademark, copyright, know-how, etc. And cooperation with Party B will not cause such rights’ joint ownership.

甲方对其所有的专利、商标、著作权和专有技术等拥有独立的所有权和使用权，与乙方的合作不构成对上述权利的共有。

5.2	Either party guarantees to the other party that it will compensate the other party for any and all economic losses caused to the other party due to any infringement of other party’s intellectual property rights (including copyrights, trademark rights, patent rights and proprietary technology).

任意一方向对方保证，其将对任何因侵犯对方知识产权（包括著作权、商标权、专利权和专利技术）而给对方造成的经济损失承担赔偿责任。

6.	ENTIRE AGREEMENTS AND AMENDMENTS TO THE AGREEMENT 所有协议及协议的修订

6.1	This Agreement and all of the agreements and/or documents referred to or expressly included herein constitute the entire agreement among the Parties with respect to the subject matter hereto and supersede all prior agreements, contracts, understandings and communications regarding the consulting services, whether written or oral, among the Parties with respect to the same.

本协议及本协议中提及或明示包含的所有协议和/或文件构成了双方就本协议标的达成的完整协议，且替代先前双方因此咨询服务而达成的所有口头或书面协议。

6.2	This Agreement may not be amended unless by the agreement of all of the Parties in writing. Any amendment or supplement hereto duly executed by the Parties shall be an integral part of and have the same effect with this Agreement.

对本协议的任何修订均应当采用书面形式。任何经各方签署的对本协议的修订或补充，均视为本协议的一部分，且与本协议有同样的法律效力。

7.	CONFIDENTIALITY 保密

7.1	Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all business secrets, proprietary information, customer information and all other information of a confidential nature concerning the other Parties known by it during the execution and performance of this Agreement (collectively, the “Confidential Information”). Unless a prior written consent is obtained from the Party disclosing the Confidential Information (the “Disclosing Party”) or unless it is required to be disclosed to third parties in accordance with relevant laws, rules and regulations, the Party receiving the Confidential Information (the “Receiving Party”) shall not disclose to any third party any Confidential Information. The Receiving Party shall not use any Confidential Information other than for the purpose of performing this Agreement.

无论本协议是否终止，任何一方（”接受方”）对于其因前述、履行本协议而知悉或收到的有关其他方（”披露方”）的商业秘密、专有信息、客户信息及其他保密信息（”保密信息”）均负有保密义务。接受方仅可就其履行其在本协议项下义务之目的而使用该类保密信息。未经披露方事先书面同意，接受方不得向任何第三方泄露上述保密信息，除非法律法规（包括美国证券监督管理委员会制定的规则）或证券监管机构要求披露。

4/9	Initials ______ / _______

7.2	The following information shall not be deemed part of the Confidential Information:

(1) any information that has been lawfully acquired by the receiving Party prior to entering into the Agreement as evidenced by other written documents;

(2) any information entering the public domain not attributable to the fault of the Party receiving the information; or

(3) any information lawfully acquired by the Party receiving the information through other sources after its receipt of such information.

以下信息不应被视作保密信息：

(1) 任何有书面证据证明，接受方在披露方向其披露前已经合法掌握的信息；

(2) 并非由于接受方违反本协议而进入公共领域的信息；

(3) 接受方合法从对该信息无保密义务的第三方获得的信息。

7.3	For purposes of performing this Agreement, the Receiving Party may disclose the Confidential Information to its relevant employees, agents or professionals retained by it. However, the Receiving Party shall ensure that the aforesaid persons shall comply with all relevant terms and conditions of this Article 8. In addition, the Receiving Party shall be responsible for any liability incurred as a result of such persons’ breach of the relevant terms and conditions of this Article 8.

出于履行本协议的目的，接受方可以向其相关的雇员、中介或专业人员披露保密信息。但接收方应确保前述的雇员、中介或专业人员亦需遵守本协议第八条之保密责任。另外，接受方应当对此类人员违反本协议第八条而造成的泄密承担法律责任。

7.4	Notwithstanding any other provision contained herein, the effect of this Article 6 shall not be affected by the termination of this Agreement.

尽管有本协议其他规定，第六条规定的法律效力不受本协议终止的影响。

8.	PAYMENT OF TAXES 税款支付

8.1	The Parties shall respectively pay taxes to relevant tax authorities in accordance with all relevant laws, regulations and State policies.

双方应当分别依照有关法律、法规和国家的政策向有关税务机关纳税。

8.2	In the event that either Party pays any tax for the other Party, the paying Party shall submit the tax certificate to the payable Party as soon as possible, and the payable Party shall compensate the equivalent amount to the paying Party within seven days after the receipt of such tax certificate.

如果任何一方为另一方支付了任何税款,支付方应尽快向应付方提交纳税证明，而应付方应当在收到纳税证明后七天内向支付方支付等额赔偿。

5/9	Initials ______ / _______

9.	LIABILITY FOR BREACH OF CONTRACT 违约责任

9.1	Either Party’s direct or indirect violation of any provisions herein, or failure in assuming or untimely or insufficient assumption of, any of its obligations hereunder shall constitute a breach of contract. The non-defaulting Party (the “Non-Defaulting Party”) is entitled to send to the defaulting Party (the “Defaulting Party”) a written notice, requesting the Defaulting Party to rectify its breach, take sufficient, effective and timely measures to eliminate the effects of breach, and compensate the Non-Defaulting Party for any losses incurred by the breach.

任何一方直接或间接违反本协议的任何条款，或者未承担或未及时或未充分承担其义务均构成违约。未违约方（”守约方”）有权向违约方(“违约方”) 发出书面通知，要求违约方在合理期限内补正或采取补救措施以消除其违约而造成的影响，并要求违约方对违约造成的损失进行赔偿。

9.2	The losses of the Non-Defaulting Party that should be compensated by the Defaulting Party include direct economic losses and any foreseeable indirect losses and extra expenses incurred by the breach, including without limitation, attorney’s fees, litigation and arbitration fees, financial expenses and travel charges.

违约方应赔偿守约方的损失包括直接经济损失和任何可预见的间接损失以及由违约引起的额外费用，包括但不限于律师费用、诉讼和仲裁费用、财务费用和差旅费。

10.	NOTICE 通知

10.1	Any notice, request, demand and other correspondence required pursuant to this Agreement or made in accordance with this Agreement shall be delivered in writing to the following addresses unless changed by written notifications.

任何通知、请求或者本协议要求的其他通知应当以书面形式送达给相关各方的以下地址，除非经书面通知更改地址。

Party A 甲方:	Hangzhou Zhuoya Culture Planning Co., Ltd.

杭州卓雅文化策划有限公司

Address 地址：浙江省杭州市富阳区富春街道永兴路326号912室

Email 邮箱: 285575286@qq.com

Tel 电话: (+86)18458428898

Recipient 收件人: 方苑

Party B 乙方: GJ Culture Group US, Inc

Address 地址: 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506

Email 邮箱: info@gjcc.us

Tel 电话: (+1) 925.362.3169

Recipient 收件人: Sanjun Kuang

10.2	If any such notice or other correspondence is delivered in person or by fax, telegram, telex or email, the delivery date shall be the date when it is sent; as to those delivered by registered mail (postage paid) or express mail, the delivery date shall be the third day after it is sent.

若此类通知或通讯通过当面交付或传真、电报、电传、电子邮件的方式送达，送达日期应当为发送时的日期；对于通过挂号邮件（邮资已付）或者特快专递的送达方式，送达日期应为发送后的第三天。

6/9	Initials ______ / _______

11.	TERM OF AGREEMENT AND TERMINATION协议期限与终止

11.1	The Term of this Agreement agreed by the parties shall be three (3) months as of the date of execution.

本协议期限为自双方签署之日起三（3）个月。

11.2	This Agreement can be terminated in accordance with applicable laws and regulations or upon written consent by both parties.

本协议可依据相关法律法规的规定或双方的书面一致同意而终止。

11.3	Each party may unilaterally send the other party a written termination notice of this Agreement in the following cases:

在下列情形中，一方可以向另一方单方面发出解除通知：

(1) The other party fails to perform its duties or materially breaches any obligation in this Agreement; or

另一方不履行其在本协议项下的义务或造成根本违约；或者

(2) The other party is unable to perform its obligations under this Agreement due to corporate bankruptcy, liquidation, etc.

另一方因破产、清算等原因而无法履行其在本协议项下的义务。

12.	GOVERNING LAW AND DISPUTES RESOLUTION 法律适用及争议解决

12.1	With regard to disputes arising out of the interpretation and performance of the terms hereunder, the Parties shall resolve the disputes through consultations in good faith.

对于由对本协议条款解释和履行而产生的争议，双方应当通过友好协商解决。

12.2	In case no resolution can be made within thirty (30) days after the dispute arising, the dispute shall be submitted to appropriate arbitration institutions for arbitration which shall be carried out according to the then arbitration rules valid. The arbitration award shall be final and binding upon the Parties.

如双方未能在争议产生后30日内达成一致意见，该争议应当提交至合适的仲裁机构按照其届时有效的仲裁规则仲裁解决。仲裁裁决终局且对双方有约束力。

12.3	The enforcement, validity, performance, interpretation and dispute resolution of this Agreement shall be governed by and construed in accordance with the laws of the State of California.

本协议的实施、效力、履行、解释以及争议解决均应适用加利福尼亚州的法律。

13.	MISCELLANEOUS 其他

13.1	This Agreement is written in English and translated into Chinese. In the event of any discrepancy between the two versions, the English version shall prevail. This Agreement is made with two (2) original copies, with one (1) original to be retained by each Party hereto.

本协议以英文书写并附中文译文。当两种文本出现歧义时，以英文文本为准。本协议一式贰（2）份，协议双方各执一（1）份。

7/9	Initials ______ / _______

13.2	No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (hereinafter referred to as “Such Rights”) shall result in a waiver thereof, nor shall the waiver of any single or part of Such Rights shall exclude such Party from exercising Such Rights in any other way and exercising other rights of such Party.

一方未行使或迟延行使本协议项下或法律所允许的任何权利、权力和救济 (以下简称”该权益”)不构成放弃。该方放弃该权益中的某一项或部分，亦不能排除其以其他方式行使该权益或行使该权益中的其他权利。

13.3	The headings of the provisions herein are for reference only, and in no event shall such headings be used for or affect the interpretation of the provisions hereof.

本条款标题仅供参考，在任何情况下均不得用于或影响对本条款的解释。

13.4	Each provision contained herein shall be severable and independent from each of the other provisions. If any one or more provision herein is deemed invalid, illegal or unenforceable at any time, the validity, legality and enforceability of the remaining provisions herein shall not be affected as a result thereof.

本协议项下的任意一项条款均具有可分割性和独立性，如本协议项下的任何条款因与有关法律不一致而无效、非法或者无法执行，不影响本协议其他条款的法律效力。

13.5	Without the prior written consent of other Parties, none of the Parties shall transfer any of its rights and/or obligations hereunder to any third party.

除非经其他双方书面同意，任何一方不得将其在本协议项下的所有权利或义务转让给任何第三方。

13.6	Matters not covered in this Agreement shall be determined by the Parties separately through consultation.

本协议未尽事宜应由双方另行协商决定

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本页以下无正文

8/9	Initials ______ / _______

[Signature Page of Consulting Services Agreement]

本页为《咨询服务协议》签署页

IN WITNESS WHEREOF, the following Parties have executed this Agreement to be executed on the date first above written.

兹此为证，本协议由以下双方在文首之日签署并执行。

Hangzhou Zhuoya Cultural Planning Co., Ltd.
杭州卓雅文化策划有限公司（盖章）

By 签字:	/s/ Yinjun Zhu
Name 姓名:	Yinjun Zhu
Title 职位:	Authorized Representative

GJ Culture Group US, Inc.

By签字:	/s/ Sanjun Kuang
Name 姓名:	Sanjun Kuang
Title 职位:	CEO

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